UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

BRIGHTSPHERE Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Executive Chair

On December 3, 2018, BrightSphere Investment Group plc (the “Company”) announced that Guang Yang has been named Executive Chair of the Board of Directors of the Company (the “Board of Directors”), effective as of November 30, 2018. In addition, Robert Chersi has been appointed as Lead Independent Director of the Board of Directors, effective as of November 30, 2018.

Resignation of Director

On November 29, 2018, James Ritchie retired from his position as a director of the Company and stepped down as Chair of the Board of Directors, effective as of November 29, 2018. Mr. Ritchie shall continue to provide assistance to the Board of Directors as a consultant pursuant to terms and conditions as agreed between Mr. Ritchie and the Board of Directors.

Changes to Board of Directors Committees

In connection with his retirement from the Board of Directors, Mr. Ritchie also stepped down from his position as a member and Chair of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) and as a member of the Audit Committee of the Board of Directors (the “Audit Committee”), each effective as of November 29, 2018. In addition, (i) Guang Yang has been appointed to each of the Audit Committee and the Compensation Committee of the Board of Directors (the “Compensation Committee”), (ii) John Paulson has been appointed as a member and Chair of the Nominating and Corporate Governance Committee, (iii) Reginald Love has been appointed as a member of the Nominating and Corporate Governance Committee and (iv) Mary Elizabeth (Maliz) Beams has been appointed to the Compensation Committee, each effective as of November 30, 2018.

ITEM 7.01	Regulation FD.

On December 3, 2018, the Company issued a press release announcing the appointment of Guang Yang as Executive Chair of the Board of Directors and the retirement of James Ritchie from the Board of Directors, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 7.01 to this Form 8-K and the information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

ITEM 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on December 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	December 3, 2018	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ Stephen H. Belgrad
		Name:	Stephen H. Belgrad
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on December 3, 2018